UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2019
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC (The NASDAQ Global Market)
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2019, the board of directors of NanoString Technologies, Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Company’s board of directors, voted to appoint Don R. Kania, Ph.D. as a director of the Company, effective immediately. Dr. Kania was appointed as a Class III director with a term expiring at the Company’s 2022 annual meeting of stockholders. Dr. Kania was also appointed to the audit committee of the Company’s board of directors.
There are no transactions and no proposed transactions between Dr. Kania (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Kania and any other person or entity pursuant to which Dr. Kania was appointed as a director of the Company.
Dr. Kania will participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant, which was granted to Dr. Kania on October 30, 2019. The standard compensation plan for non-employee directors is described in the section entitled "Director Compensation Program" of the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2019.
A press release announcing Dr. Kania’s appointment to the board of directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	NanoString Technologies, Inc. Press release dated October 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	October 31, 2019	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer